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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported) October 16, 2009
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

            62 CECIL STREET, #06-00 TPI BUILDING, SINGAPORE 049710
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

         As of October 16, 2009, Amaru, Inc., a Nevada corporation (the "Company"), through its subsidiary, M2B World Asia Pacific Pte. Ltd., signed an agreement with Admax Network (the "Agreement"), one of the leading online advertising networks in South East Asia to include the Company's WOWtv sites in their advertising networks. Pursuant to the terms of the Agreement, Admax Networks will pay the Company sixty percent (60%) of the amount due Admax Networks from advertisers for advertisments, plus any applicable taxes for such amounts. The term of the Agreement is one (1) year.

The Company believes that the Agreement is a right step towards its efforts to increase advertising revenues for the Company in Asia.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 27, 2009                        AMARU, INC.

                                           By: /s/ Colin Binny
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                                               Colin Binny
                                               President